UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2024

GENIE ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35327	45-2069276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B common stock, par value $.01 per share	GNE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2024, the Compensation Committee of the Board of Directors of Genie Energy Ltd. (the “Registrant”) approved an amended and restated compensation arrangement between the Registrant and Avi Goldin, the Registrant’s Chief Financial Officer. The Fourth Amended and Restated Employment Agreement (the “Employment Agreement”) between the Registrant and Mr. Goldin is effective as of January 1, 2024 and provides for: (i) a three-year term, (ii) an annual base salary of $425,000, (iii) an annual guaranteed bonus of $150,00 and additional performance bonuses in the discretion of the Compensation Committee and (iv) severance upon certain terminations or non-renewal of the Employment Agreement.

A copy of the Employment Agreement is filed as Exhibit 10.01 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 8, 2024, the Registrant posted the attached release (the “Release”) to the investor relations page of the Registrant’s website (www.genie.com) relating to the Registrant’s forthcoming dividend payable to holders of its Class A and Class B common stock. A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC.

Item 8.01 Other Events.

The information contained in Item 7.01 above is incorporated herein by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
10.01	Fourth Amended and Restated Employment Agreement, dated February 8, 2024, between the Registrant and Avi Goldin.
99.1	Press Release, dated February 8, 2024.
104	Cover Page Interactive Data File, formatted in Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

	By:	/s/ Michael Stein
		Name:	Michael Stein
		Title:	Chief Executive Officer

February 8, 2024

Exhibit Index

Exhibit No.	Document
10.01	Fourth Amended and Restated Employment Agreement, dated February 8, 2024, between the Registrant and Avi Goldin.
99.1	Press Release, dated February 8, 2024.
104	Cover Page Interactive Data File, formatted in Inline XBRL document

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